WRITTEN CONSENT IN LIEU

                        OF A MEETING OF THE DIRECTORS OF

                     AMERICAN UNITED LIFE INSURANCE COMPANY



The  undersigned,  being the sole  directors of American  United Life  Insurance

Company (the "Corporation"), upon due consideration do hereby approve, adopt and

consent  to  the  following   resolutions  as  acts  of  the  directors  of  the

Corporation,  which shall for all purposes be treated as actions taken  pursuant to a vote at a meeting:



     RESOLVED,  That the Board of Directors does hereby authorize and direct the officers of the Corporation to execute and file with the Securities and Exchange

Commission  (the  "SEC")  Post  Effective  Amendment  to the  Individual  Voyage

Registration Statement,  File No. 033-141415;  under the Securities Act of 1933,

as amended,  and under the Investment Company Act of 1940, as amended,  in order to continue the issuance and sale of units of the separate accounts;



     FURTHER RESOLVED,  That the Board of Directors does hereby authorize Thomas

M. Zurek,  General Counsel & Secretary,  to make such alterations and changes in the Post Effective Amendments to the aforementioned  Registration  Statements as he may deem appropriate or necessary to comply with the requirements  imposed by the SEC for the filing of any and all Post Effective  Amendments to Registration

Statements; and



     FURTHER  RESOLVED,  That the Directors and officers of the  Corporation who may be required to execute the separate  accounts'  Registration  Statements  on

Form N-4 and any amendments  thereto be, and each of them hereby is,  authorized to execute a power of attorney (or any such previously  executed power is hereby ratified),  appointing  Thomas M.  Zurek  their true and  lawful  attorney,  to execute in their name, place and stead, in their capacity as Director or officer of the Corporation, said Registration Statements and any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission;  and said attorneys shall have the power to act  thereunder  and  shall  have full  power of  substitution  and resubstitution; and said attorney shall have full power and authority to do and perform in the name and on behalf of each of said Directors and officers, or any or all of them, in any and all  capacities,  every act  whatsoever  requisite or necessary to be done in the  premises,  as fully and to all intents and purposes as each of said Directors or officers,  or any or all of them, might or could do in person, said acts of said attorneys, being hereby ratified and approved.









                                                /s/ Dayton H. Molendorp

Dated: April 30, 2007                       ____________________________________

                                                     Dayton H. Molendorp

                                                     Director



                                                /s/ J. Scott Davison

                                            ____________________________________

                                                     J. Scott Davison

                                                     Director





                                                /s/ Constance E. Lund

                                            ____________________________________

                                                     Constance E. Lund

                                                     Director





                                                /s/ Mark C. Roller

                                            ____________________________________

                                                     Mark C. Roller

                                                     Director





                                                /s/ G. David Sapp

                                            ____________________________________

                                                     G. David Sapp

                                                     Director





                                                /s/ Thomas M. Zurek

                                            ____________________________________

                                                     Thomas M. Zurek

                                                     Director